Exhibit 31.4

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Jane Pritchett Henderson, certify that:

1.	I have reviewed this Amendment No. 1 to Annual Report on Form 10-K of Adagio Therapeutics, Inc.; and

2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2022

By:	/s/ Jane Pritchett Henderson
Jane Pritchett Henderson
Chief Financial Officer and
Chief Business Officer
(Principal Financial Officer)